UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2005

PRUDENTIAL FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

New Jersey	001-16707	22-3703799
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

751 Broad Street, Newark, New Jersey 07102

(Address of principal executive offices) (Zip Code)

(973) 802-6000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Prudential Financial, Inc. (“Prudential”) has entered into a distribution agreement, dated March 30, 2005 (the “Agreement”), among Prudential and J.P. Morgan Securities, Inc., Banc of America Securities LLC, Bear, Stearns & Co. Inc., Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman, Sachs & Co., Lehman Brothers Inc., Merrill, Lynch, Pierce, Fenner & Smith Incorporated, Morgan, Stanley & Co. Incorporated, UBS Securities LLC and Wachovia Capital Markets, LLC (each, an “Agent” and collectively, the “Agents”), with respect to the issuance and sale from time to time by Prudential of up to $2,500,000,000 (or its equivalent in one or more foreign currencies, currency units or composite currencies) aggregate initial public offering price of its Medium-Term Notes, Series C, Due One Year or More from Date of Issue (the “Notes”). A copy of the Agreement is attached hereto as Exhibit 1.8 and is filed with reference to and hereby incorporated by reference into Prudential’s shelf Registration Statement on Form S-3 (File Nos. 333-123240, 333-123240-01 and 333-123240-02).

Subject to the reservation by Prudential of the right to sell Notes directly on its own behalf, under the Agreement Prudential appointed the Agents, severally but not jointly, as the exclusive placement agents for the Notes. The Agreement provides both for the sale of Notes by Prudential to one or more of the Agents as principal for resale to investors and other purchasers and for the sale of Notes by Prudential directly to investors (as may from time to time be agreed to by Prudential and the related Agent or Agents), in which case the Agents will act as agents of Prudential in soliciting purchases of the Notes. All such sales and resales will be made pursuant to certain specified restrictions.

As compensation for each Agent’s services under the Agreement, Prudential will pay each Agent a commission, which may be in the form of a discount or otherwise, and which will be negotiated between the applicable Agent and Prudential at the time of sale and disclosed in the applicable pricing supplement.

Item 9.01. Financial Statements And Exhibits.

(c) Exhibit	Description
1.8	Distribution Agreement, dated March 30, 2005, between Prudential Financial, Inc. and J.P. Morgan Securities, Inc., Banc of America Securities LLC, Bear, Stearns & Co. Inc., Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman, Sachs & Co., Lehman Brothers Inc., Merrill, Lynch, Pierce, Fenner & Smith Incorporated, Morgan, Stanley & Co. Incorporated, UBS Securities LLC and Wachovia Capital Markets, LLC, relating to $2,500,000,000 aggregate initial public offering price of Medium-Term Notes, Series C, Due One Year or More from Date of Issue.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PRUDENTIAL FINANCIAL, INC.

By:	/s/ Stephen W. Gauster
Name:	Stephen W. Gauster
Title:	Assistant Secretary

Date: March 30, 2005

EXHIBIT INDEX

Exhibit	Description
1.8	Distribution Agreement, dated March 30, 2005, between Prudential Financial, Inc. and J.P. Morgan Securities, Inc., Banc of America Securities LLC, Bear, Stearns & Co. Inc., Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman, Sachs & Co., Lehman Brothers Inc., Merrill, Lynch, Pierce, Fenner & Smith Incorporated, Morgan, Stanley & Co. Incorporated, UBS Securities LLC and Wachovia Capital Markets, LLC, relating to $2,500,000,000 aggregate initial public offering price of Medium-Term Notes, Series C, Due One Year or More from Date of Issue.